Exhibit 10.23

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

FIRST AMENDMENT TO BIOGAS TRANSACTION CONFIRMATION

THIS FIRST AMENDMENT TO BIOGAS TRANSACTION CONFIRMATION (this “Amendment”) is made and entered into effective as of June 26th, 2019 (the “Effective Date”), by and between GSF Energy, LLC and a Delaware limited liability company (“Seller”), and Trillium Transportation Fuels, LLC, a Delaware limited liability company (“Buyer”). Buyer and Seller may be referred to individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Seller and Buyer are parties to that certain NAESB Base Contract for Sale and Purchase of Natural Gas dated August 24, 2018 (the “Base Contract”) and the Transaction Confirmation dated August 24, 2018 (“Transaction Confirmation”) whereby Seller will sell and deliver Biogas to Buyer and Buyer will purchase and receive such Biogas; and

WHEREAS, the Parties desire to modify the Transaction Conformation as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth hereinafter, the sufficiency of such consideration being acknowledged by the Parties, the Parties hereby agree as follows:

1.	CONTRACT PRICE. Section 1(b)(ii) is hereby deleted in its entirety and replaced with the following:

“(ii) Effective upon approval by the California Air Resources Board (“CARB”), which approval is expected to occur in the second calendar quarter of 2019, Seller shall receive from Buyer [***]% of the Incremental LCFS Credit Revenue (as herein defined) for all LCFS Credits generated from Biogas delivered to Buyer. “Incremental LCFS Credit Revenue” means (as determined on a per-MMBtu basis [***].”

2.

FULL FORCE AND EFFECT. Except as amended and modified herein, all of the terms and provisions of the Base Contract and the Transaction Confirmation shall remain in full force and effect. In the event of a conflict between this Amendment, the Base Contract and the Transaction Confirmation, tills Amendment shall control.

3.

COUNTERPARTS; FACSIMILE AND EMAIL. The Parties may execute this Amendment in counterparts, and by facsimile or electronic mail transmission, each of which counterpart shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, and with the intent to be legally bound, the Parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives as of the Effective Date.

TRILLIUM TRANSPORTATION FUELS, LLC		GSF ENERGY, LLC

By:	/s/ John Nelson	By:	/s/ Martin L. Ryan
Name:	John Nelson	Name:	Martin L. Ryan
Title:	Director	Title:	President